EXHIBIT 10.01


                       EIGHTH AMENDMENT TO
                        CREDIT AGREEMENT

          THIS EIGHTH AMENDMENT TO CREDIT AGREEMENT (this "Eighth Amendment") is made and dated as of June 17, 1996 among Rio Properties, Inc., a Nevada corporation (the "Company"), the several financial institutions party hereto ("Banks"), and Bank of America National Trust and Savings Association, as agent for the Banks (the "Agent") and amends that Credit Agreement dated as of July 15, 1993 among the Company, the Banks and the Agent, as amended by a First Amendment to Credit Agreement dated as of October 25, 1993, a Second Amendment to Credit Agreement dated as of November 8, 1993, a Third Amendment to Credit Agreement dated as of April 15, 1994, a Fourth Amendment to Credit Agreement dated as of December 16, 1994, a Fifth Amendment to Credit Agreement dated as of March 20, 1995, a Sixth Amendment to Credit Agreement dated as of July 31, 1995 and a Seventh Amendment to Credit Agreement dated as of January 17, 1996 (as so amended, the "Agreement").

                             RECITAL

          The Company has requested the Agent and the Banks to increase the Commitments, amend the scheduled Commitment Reduction dates, modify the capital expenditures which are permitted and modify various financial covenants, and the Agent and Banks are willing to do so on the terms and conditions set forth herein.

          NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

          1. TERMS. All terms used herein shall have the same meanings as in the Agreement unless otherwise defined herein.
All references to the Agreement herein shall mean the Agreement as hereby amended.

          2. AMENDMENTS TO AGREEMENT. The Banks and the Agent hereby agree that the Agreement is amended as follows:

          2.1 The definition of "Aggregate Revolving Commitment" in Section 1.01 of the Agreement is amended and restated in its entirety as follows:

               "'AGGREGATE REVOLVING COMMITMENT' means the combined Revolving Commitments of the Banks, in the amount of $200,000,000, as such amount may be reduced from time to time pursuant to this Agreement."

          2.2 Section 1.01 of the Agreement is further amended by inserting the following new definitions in proper alphabetical order:

               "'AVAILABLE AGGREGATE REVOLVING COMMITMENT' means an amount equal to the Aggregate Revolving Commitment; PROVIDED, HOWEVER, unless and until the Agent shall have notified the Banks and the Company that it has received an Appraisal in form and substance satisfactory to the Banks showing an Appraisal Value of the Real Property of an amount not less than 160% of $200,000,000, the Available Aggregate Revolving Commitment shall be an amount equal to the lesser of
          (a) $175,000,000, and (b) the Aggregate Revolving
          Commitment."

               "'AVAILABLE REVOLVING COMMITMENT,' with respect to each Bank, means an amount equal to such Bank's
          Commitment Percentage of the Available Aggregate
          Revolving Commitment."

          2.3 Section 2.01(c) of the Agreement is amended by inserting the following at the end of the first sentence thereof:

          "PROVIDED, FURTHER, that the aggregate principal amount of all outstanding Revolving Loans shall not exceed the Available Aggregate Revolving Commitment, and each Bank's Revolving Loans shall not exceed its Available Revolving Commitment."

          2.4 Section 2.07(a) of the Agreement is amended and restated in its entirety as follows:

               "(a) AUTOMATIC COMMITMENT REDUCTIONS. On the first Commitment Reduction Date on December 31, 1997 the Aggregate Revolving Commitment shall reduce to $190,000,000. Thereafter, the Aggregate Revolving Commitment shall be automatically reduced on each Commitment Reduction Date, which will reduce the Aggregate Revolving Commitment as follows:


                                           Maximum Remaining
  Commitment                                  Aggregate
  Reduction           Amount of Each          Revolving
    Dates              Reduction             Commitment
   12/31/97           $10,000,000          $190,000,000

   03/31/98             7,500,000           182,500,000
   06/30/98             7,500,000           175,000,000
   09/30/98             7,500,000           167,500,000
   12/31/98             7,500,000           160,000,000

   03/31/99            10,000,000           150,000,000
   06/30/99            10,000,000           140,000,000
   09/30/99            10,000,000           130,000,000
   12/31/99            10,000,000           120,000,000

   03/31/00            12,500,000           107,500,000
   06/30/00            12,500,000            95,000,000
   09/30/00            12,500,000            82,500,000
   12/31/00            12,500,000            70,000,000

   03/31/01            35,000,000            35,000,000
   06/30/01            35,000,000                     0


          "The Aggregate Revolving Commitment shall be reduced to zero on the Revolving Termination Date. Such automatic reductions shall occur without regard to any other reductions of the Aggregate Revolving Commitment occurring pursuant to Sections 2.05 or 2.06 or pursuant to any other provision of this Agreement."

          2.5 Section 2.10(c) of the Agreement is amended by inserting "Available Revolving" before the word "Commitment" in the first sentence thereof.

          2.6 Section 7.12(b) of the Agreement is amended and restated in its entirety as follows:

               "(b) Repurchases of shares of the Parent Guarantor not exceeding $10,000,000 (net of issuances of such shares) since June 17, 1996 in the aggregate; and"

          2.7 Section 7.13 of the Agreement is amended by deleting "$200,000,000" and inserting "$225,000,000" in lieu thereof and deleting "$30,000,000" and inserting "$35,000,000" in lieu thereof.

          2.8  Section 8.01(y) of the Agreement (Total Leverage
Ratio) is amended by amending and restating the table therein in its entirety as follows:


  "Fiscal Quarter Ending                      Ratio
    Through 6/30/96                         3.50:1.00
        09/30/96                            4.25:1.00
        12/31/96                            4.50:1.00

        03/31/97                            4.75:1.00
        06/30/97                            4.75:1.00
        09/30/97                            4.50:1.00
        12/31/97                            3.75:1.00

        03/31/98                            3.50:1.00
        06/30/98                            3.25:1.00
  9/30/98 and thereafter                    3.00:1.00"


          2.9  Section 8.01(z) of the Agreement (Senior Leverage
Ratio) is amended by amending and restating the table therein in its entirety as follows:


 "Fiscal Quarter Ending                       Ratio
    Through 6/30/96                         2.25:1.00
        09/30/96                            3.00:1.00
        12/31/96                            3.25:1.00

        03/31/97                            3.50:1.00
        06/30/97                            3.50:1.00
        09/30/97                            3.00:1.00
        12/31/97                            2.50:1.00

        03/31/98                            2.25:1.00
        06/30/98                            2.00:1.00
  9/30/98 and thereafter                    1.75:1.00"


          2.10 Schedule 2.01 to the Agreement is amended and restated in its entirety in the form of Schedule 2.01 hereto.

          3. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the Banks and Agent:

          3.1 AUTHORITY. The Company has all necessary power and has taken all corporate action necessary to make this Eighth
Amendment, the Agreement, and all other agreements and instruments executed in connection herewith and therewith, the valid and enforceable obligations they purport to be.

          3.2 NO LEGAL OBSTACLE TO AGREEMENT. Neither the execution of this Eighth Amendment, the making by the Company of any borrowings under the Agreement, nor the performance of the Agreement has constituted or resulted in or will constitute or result in a breach of the provisions of any contract to which the Company is a party, or the violation of any law, judgment, decree or governmental order, rule or regulation applicable to the Company, or result in the creation under any agreement or instrument of any security interest, lien, charge, or encumbrance upon any of the assets of the Company. No approval or authorization of any governmental authority is required to permit the execution, delivery or performance by the Company of this Eighth Amendment, the Agreement, or the transactions contemplated hereby or thereby, or the making of any borrowing by the Company under the Agreement.

          3.3 INCORPORATION OF CERTAIN REPRESENTATIONS. The representations and warranties set forth in Article V of the Agreement are true and correct in all respects on and as of the date hereof as though made on and as of the date hereof.

          3.4 DEFAULT. No Event of Default under the Agreement has occurred and is continuing.

          4. CONDITIONS, EFFECTIVENESS. The effectiveness of this Eighth Amendment shall be subject to the compliance by the Company with its agreements herein contained, and to the delivery of the following to the Agent in form and substance satisfactory to the Agent:

          4.1 CORPORATE RESOLUTIONS. A copy of a resolution or resolutions passed by the Board of Directors of the Company, certified by the Secretary or an Assistant Secretary of the Company as being in full force and effect on the date hereof, authorizing the amendments to the Agreement herein provided for and the execution, delivery and performance of this Eighth Amendment and any note or other instrument or agreement required hereunder.

          4.2 AUTHORIZED SIGNATORIES. A certificate, signed by the Secretary or an Assistant Secretary of the Company dated the date hereof, as to the incumbency of the person or persons authorized to execute and deliver this Eighth Amendment and any instrument or agreement required hereunder on behalf of the Company.

          4.3 REVOLVING NOTES. The Company shall have executed and delivered an amended and restated Revolving Note in favor of each Bank in substantially the form of Exhibit A to this Eighth
Amendment reflecting Schedule 2.01 hereto.

          4.4 COLLATERAL DOCUMENTS. The Company shall have (and shall cause any of its Subsidiaries to have) done, executed, acknowledged, delivered, recorded, re-recorded, filed, re-filed, registered and re-registered, any and all such further acts, deeds, conveyances, security agreements, Mortgages, assignments, estoppel certificates, financing statements and continuations thereof, notices of assignment, transfers, certificates, assurances and other instruments as the Agent shall have requested in order (i) to carry out more effectively the purposes of this Eighth Amendment and (ii) to perfect and maintain the validity, effectiveness and priority of any of the Collateral Documents and the Liens intended to be created thereby.

          4.5 RECORDATION OF AMENDMENT TO DEED OF TRUST. An amendment to the Deed of Trust reflecting changes to said Deed of Trust as required by this Eighth Amendment, shall have been duly recorded in a first-priority lien position with the County
Recorder's Office of Clark County, Nevada.

          4.6 TITLE INSURANCE. A title insurance company acceptable to the Banks shall have issued or committed to issue endorsements to the ALTA Lender's coverage policy of title insurance issued in connection with the Deed of Trust as requested by the Agent to reflect this Eighth Amendment and the amendment to the Deed of Trust or any additional Deeds of Trust. In addition, one or more other title insurance companies acceptable to the Agent and the Banks shall have issued such reinsurance as the Agent and the Banks may require. No title matter may be insured over by any title company without the express written consent of the Agent.

          4.7 AMENDMENT FEE. An amendment fee of $212,500 for the ratable benefit of each Bank according to its Revolving
Commitment as in effect immediately prior to the effectiveness of this Eighth Amendment.

          4.8 UPFRONT FEE. An upfront fee for the benefit of each Bank increasing its Revolving Commitment as contemplated by this Eighth Amendment in an amount equal to 75 basis points on such increased portion. If the Appraisal referred to in the definition of "Available Aggregate Revolving Commitment" does not demonstrate an Appraisal Value sufficient to permit an increase in the Aggregate Revolving Commitment to $200,000,000, as provided in such definition, the Agent shall notify each Bank, and each Bank shall return to the Agent for distribution to the Company, the portion of its upfront fee attributable to the portion of its Revolving Commitment which was not increased.

          4.9 OTHER EVIDENCE. Such other evidence with respect to the Company or any other person as the Agent or any Bank may reasonably request to establish the consummation of the transactions contemplated hereby, the taking of all corporate action in connection with this Eighth Amendment and the Agreement and the compliance with the conditions set forth herein.

          5.   MISCELLANEOUS.

          5.1 EFFECTIVENESS OF THE AGREEMENT. Except as hereby expressly amended, the Agreement shall remain in full force and effect, and is hereby ratified and confirmed in all respects.

          5.2 WAIVERS. This Eighth Amendment is specific in time and in intent and does not constitute, nor should it be construed as, a waiver of any other right, power or privilege under the Loan Documents, or under any agreement, contract, indenture, document or instrument mentioned in the Loan Documents; nor does it preclude any exercise thereof or the exercise of any other right, power or privilege, nor shall any future waiver of any right, power, privilege or default hereunder, or under any agreement, contract, indenture, document or instrument mentioned in the Loan Documents, constitute a waiver of any other default of the same or of any other term or provision.

          5.3 COUNTERPARTS. This Eighth Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument. This Eighth Amendment shall not become effective until the Parent Guarantor, the Company, the Majority Banks and the Agent shall have signed a copy hereof, whether the same or counterparts, and the same shall have been delivered to the Agent.

          5.4 PREPAYMENT AND BORROWING OF LOANS. If any Bank's Commitment Percentage is increased as a result of this Eighth Amendment (an "Increasing Bank"), the Company shall be deemed to have requested a Borrowing of Loans from each Increasing Bank in an amount such that, after giving effect to the prepayments described in the next sentence, the Interest Periods and principal amounts of all Banks' outstanding Loans shall be ratable in accordance their respective revised Commitment Percentages set forth on revised Schedule 2.01 hereto. The proceeds of such Loans shall be used to partially and ratably prepay the outstanding Loans of any Bank whose Commitment Percentage is decreased as a result of this Eighth Amendment (a "Decreasing Bank"), and the Company shall be deemed to have requested a prepayment of a portion of each Decreasing Bank's Loans in an amount such that, after giving effect to the Borrowing described above, the Interest Periods and principal amounts of all Banks' outstanding Loans shall be ratable in accordance with their respective revised Commitment Percentages.

Notwithstanding anything in the Agreement to the contrary, the Company shall pay accrued interest on the portion of each Loan so prepaid on the next regularly scheduled interest payment date relating to the remaining portion of such Loan, and the Company shall not be required to pay any costs set forth in Section 3.04 of the Agreement with respect to such prepayments.

          5.5 JURISDICTION. This Eighth Amendment, and any instrument or agreement required hereunder, shall be governed by and construed under the laws of the State of Nevada; provided that the Agent and the Banks shall retain all rights arising under Federal law.

          IN WITNESS WHEREOF, the parties hereto have caused this Eighth Amendment to be duly executed and delivered as of the date first written above.


                      RIO PROPERTIES, INC.


                      By: /s/ James A. Barrett, Jr.
                      Title: President


                      BANK OF AMERICA NATIONAL TRUST
                      AND SAVINGS ASSOCIATION,
                      as Agent


                      By: /s/ L. Chenevert, Jr.
                             L. Chenevert, Jr.
                             Vice President


                      BANK OF AMERICA NATIONAL TRUST
                      AND SAVINGS ASSOCIATION, as a Bank


                      By: /s/ Jon Varnell
                             Jon Varnell
                             Managing Director


                      WELLS FARGO BANK NATIONAL ASSOCIATION


                      By: /s/
                      Title: Vice President

(Signatures continue)

                      FIRST SECURITY BANK OF IDAHO, N.A.


                      By: /s/
                      Title: Vice President


                      NBD BANK


                      By: /s/
                      Title: Authorized Agent


                      SOCIETE GENERALE


                      By: /s/ Donald L. Schubert
                      Title: Vice President


                      BANK OF AMERICA NEVADA


                      By: /s/ Alan F. Gordon
                      Title: Vice President



                      U.S. BANK OF NEVADA


                      By: /s/
                      Title: Officer


                      BANK OF SCOTLAND


                      By: /s/
                      Title:


                      MIDLANTIC BANK, N.A.


                      By: /s/ Denise D. Killen
                      Title: Vice President

(Signatures continue)

                      BANK OF HAWAII


                      By: /s/ Joseph T. Donaldson
                      Title: Vice President

                                                    SCHEDULE 2.01
                                              TO CREDIT AGREEMENT

                  SCHEDULE OF BANK COMMITMENTS

                      REVOLVING COMMITMENTS


                                  Revolving           Commitment
                                  Commitment          Percentage
Bank of America National Trust
   and Savings Association        $ 41,714,286.00     20.85714300

Societe Generale                    28,434,261.00     14.21713050

Wells Fargo Bank National
  Association                       28,434,261.00     14.21713050

First Security Bank of
  Idaho, N.A.                       22,858,000.00     11.42900000

NBD Bank                            16,000,000.00      8.00000000

Bank of America Nevada              14,315,739.00      7.15786950

U.S. Bank of Nevada                 14,243,453.00      7.12172650

Bank of Scotland                    12,000,000.00      6.00000000

Midlantic Bank, N.A.                12,000,000.00      6.00000000

Bank of Hawaii                      10,000,000.00      5.00000000


                      TOTAL       $200,000,000.00        100%


                                                        EXHIBIT A
                                              TO EIGHTH AMENDMENT

       FORM OF SECOND AMENDED AND RESTATED REVOLVING NOTE

                      RIO PROPERTIES, INC.


$                                               Las Vegas, Nevada
                                                    July 15, 1993


          FOR VALUE RECEIVED, RIO PROPERTIES, INC., a Nevada corporation (the "Company"), promises to pay to the order of
(the "Bank"), the principal amount of $               or, if
different, the aggregate principal amount of Loans made by the Bank to the Company under the Credit Agreement referred to below outstanding on the Revolving Termination Date.

          The Company also promises to pay interest on the unpaid principal amount hereof from the date hereof until paid at the rates and at the times which shall be determined in accordance with the provisions of the Credit Agreement dated as of July 15, 1993, among the Company, the Banks named therein and Bank of America National Trust and Savings Association, as Agent (as amended from time to time, the "Credit Agreement").

          This amended and restated Revolving Note (the "Note") is one of the Company's Revolving Notes issued pursuant to and entitled to the benefits of the Credit Agreement to which reference is hereby made for a more complete statement of the terms and conditions under which the Loans evidenced hereby are
made and are to be repaid.   This Note amends and restates the
prior note delivered by the Company in favor of the Bank. Capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement.

          All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the office of Bank of America for credit to: BANCONTROL Account No. 12337-14196, Reference: Rio Properties, Inc., at 1850 Gateway Boulevard, Concord, California 94520 or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement. Each of the Bank and any subsequent holder of this Note agrees that before disposing of this Note or any part hereof it will make a notation hereon of all principal payments previously made hereunder and of the date to which interest hereon has been paid; provided that the failure to make a notation of any payment made on this Note shall not limit or otherwise affect the obligation of the Company hereunder with respect to payments of principal or interest on this Note.

          This Note is subject to prepayment as provided in the Credit Agreement. Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

          The Company promises to pay all actual and reasonable costs and expenses, including reasonable attorneys' fees and the reasonably allocated cost of inhouse counsel and staff, incurred in the collection and enforcement of this Note. The Company and endorsers of this Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

          THIS CREDIT AGREEMENT AND THIS NOTE SHALL BE GOVERNED
BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF
NEVADA; PROVIDED THAT THE AGENT AND THE BANKS SHALL RETAIN ALL
RIGHTS ARISING UNDER FEDERAL LAW.

          IN WITNESS WHEREOF, the Company has caused this Note to be executed and delivered by its duly authorized officer, as of the day and year and the place first above written.


                      RIO PROPERTIES, INC.



                      By:
                      Title:

                       TRANSACTIONS ON REVOLVING NOTE



                                        Amount of      Outstanding
       Type of    Amount of   End of    Principal or   Principal
       Loan Made  Loan Made   Interest  Interest Paid  Balance     Notation
Date   This Date  This Date   Period    This Date      This Date   Made By


                      CONSENT OF GUARANTOR



     The undersigned hereby consents to the foregoing Eighth Amendment to Credit Agreement dated as of June 17, 1996 and confirms that its Parent Guaranty dated as of July 15, 1993 remains in full force and effect before and after giving effect to this Eighth Amendment.



                    RIO PROPERTIES, INC.



                    By: /s/ James A. Barrett, Jr.
                    Title: President